UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Bernzott U.S. Small Cap Value Fund
(Ticker Symbol: BSCVX)

ANNUAL REPORT
May 31, 2017

Bernzott U.S. Small Cap Value Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Bernzott U.S. Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.bcafunds.com

Dear Fellow Shareholder:

We are happy to report on the Bernzott U.S. Small Cap Value Fund (BSCVX) for the year ended May 31, 2017. Since the fund’s inception on September 11, 2012, we have aimed to deliver a reasonable return on your investment without taking unreasonable risk. We seek these returns by investing in quality companies trading at a discount to our assessment of fair value. For the twelve months ended May 31, 2017 the fund returned 17.07%, while the benchmark Russell 2000 Value returned 21.00%. Please see the Fund’s complete returns later in this report.

Last year we wrote, “The markets have been extremely volatile over the last twelve months.” And thanks largely to the Presidential election, we can say again, the markets have been extremely volatile. To wit, during just the month of November, the benchmark Russell 2000 appreciated 13.27%. BSCVX grew “only” 7.22% in the same period. Clearly any month an investment appreciates over 7% would be considered a great month. Unfortunately that is not necessarily so if your benchmark is up over 13%. The radical move by the benchmark was mostly a result of the performance of financial stocks which roared after the election and make up the largest part of the index. Over the past 12 months, over a third of the total performance of the index was driven by just the increase in value of financial securities. BSCVX, on the other hand, has very little exposure to financial stocks.

Relative to our benchmark, we remain significantly underweight in several sectors. For instance, the fund has very little in the aforementioned financials, and no exposure to real estate or utilities. These three sectors account for 49% of the index. Attributes that we consider very important to high-quality companies – low capital expenditure requirements, little or no government regulation, reasonable leverage – afflict many of the companies in these sectors that make up a large portion of the benchmark. Our weightings in all sectors are a result of bottom-up analysis of particular companies, not a top-down decision based on interest rates or minimum sector allocations. The ultimate percentage in different sectors (including cash) is a by-product of the current number and quality of investment opportunities that meet our investment strategy.

Starting in January, 2017 the pendulum started to swing the other way as the unsustainable benchmark gains at the end of 2016 largely came to a halt. For the first three months of 2017 the benchmark remained essentially flat while BSCVX gained 6.54%. The changes in performance versus the benchmark indicate an important part of BSCVX: High active share. Active share is a measure of the percentage of holdings in a portfolio that differ from the benchmark. Essentially, our high active share (and significant divergence from how the benchmark is performing) is a reflection of our DNA as bottom-up stock pickers. In essence, that means we concern ourselves with the attributes of specific companies that we determine are good candidates to add to the portfolio, without material regard for predictions about the overall economy, the sector the company operates in or what the benchmark index holds.

Although we mention some of the performance above as a point of discussion for the prior twelve months, the fund’s month-to-month, quarter-to-quarter and even year-to-year results are not our focus. Each year when we write this letter we note that the fund is managed with a long-term time horizon and even though results this year are dramatically higher than last year, our approach to investing is the same. We like to invest in companies that have high returns on capital, a history of recurring cash flow, reasonable leverage and leading market positions. Extreme fluctuations in prices don’t change what we consider important.

Our investment philosophy focuses on buying high quality companies at the right price, typically a 20%-plus discount to our estimated fair value. Our approach emphasizes rigorous research, a disciplined stock selection process, a strong valuation orientation, a concentrated portfolio (25-35 holdings) and a well-defined sell discipline. In periods of price deterioration, we tend to do well against the benchmark because of our quality orientation. In times of significant appreciation, we focus on not getting caught up in the euphoria. In any market environment, if you worry about the short-term, the ups and downs of the market can be unnerving. However, if you are a long-term investor, a little volatility is an opportunity, not an obstacle. Our long-term view is likely one of our most important attributes and portfolio turnover remains low relative to our peers.

This year marks another period with no change in the investment team. The fund is co-managed by Kevin Bernzott, Tom Derse and Scott Larson. This team has remained in place since the fund’s inception in 2012 and they have been together on the Bernzott Capital investment committee for over 10 years. The breadth of experience of the team, from real estate to private equity to public accounting, along with the years of investment experience, gives us a unique perspective when viewing the investment landscape. We understand that continuity of the investment team is an important attribute in any investment vehicle, and we are proud to report no changes. We believe this reflects commitment to the philosophy, consistency of the process, and enthusiasm about the future.

Going forward, we believe we will continue to have opportunities to buy great companies at reasonable prices, despite the significant increase in stock prices over the last twelve months. We do not make predictions on any of the run-of-the-mill points of reference such as oil prices, interest rates, the S&P 500 or GDP growth. However, we estimate such things as the revenue growth rates and margins in our pricing models. We continue to invest significant time and energy in pricing companies that are either currently in the portfolio or we are considering purchasing. We believe there are opportunities for stock pickers who make this investment. And we trust that our discipline and consistency will provide successful returns over the long-run.

Other than the return numbers, this letter is eerily similar to last year’s, and the year before that. Hopefully this provides comfort to our investors. The team is the same. The process is the same. Despite our relative underperformance in late 2016, we don’t believe fundamentals go out of style and we do believe that valuation still matters. Rest assured that we will remain patient and disciplined and continue to manage the fund in the same manner since the fund opened in 2012. One prediction we will make: Next year’s annual letter detailing our process, team and discipline will be very similar to this one.

We know there are many options for your investment dollars. We appreciate your investment in BSCVX. We will continue to work hard to earn your loyalty.

Bernzott Capital Advisors

IMPORTANT DISCLOSURES:

The views in this report were those of the Fund’s advisor as of May 31, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in BSCVX and do not constitute investment advice.

Bernzott U.S. Small Cap Value Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of May 31, 2017	1 Year	3 Years	Since Inception	Inception Date
Bernzott U.S. Small Cap Value Fund	17.07%	7.50%	11.36%	09/11/12
Russell 2000 Value Index	21.00%	7.34%	12.02%	09/11/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (877) 998-9880.

Gross and net expense ratios for the Fund were 1.52% and 0.95%, respectively, which were stated in the current prospectus dated October 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

Bernzott U.S. Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS – 93.8%
	CONSUMER DISCRETIONARY – 18.4%
91,600	Advisory Board Co.*	$4,735,720
275,050	Callaway Golf Co.	3,504,137
81,850	Cinemark Holdings, Inc.	3,238,805
188,075	Gentex Corp.	3,569,663
		15,048,325
	FINANCIALS – 2.5%
72,450	Artisan Partners Asset Management, Inc. - Class A	2,050,335

	HEALTH CARE – 15.6%
129,300	Catalent, Inc.*	4,594,029
36,550	Hill-Rom Holdings, Inc.	2,827,508
63,900	Landauer, Inc.	3,121,515
80,675	Medpace Holdings, Inc.*	2,244,378
		12,787,430
	INDUSTRIALS – 26.9%
25,775	Clean Harbors, Inc.*	1,505,518
111,975	Douglas Dynamics, Inc.	3,409,638
80,075	Generac Holdings, Inc.*	2,774,599
89,350	Hillenbrand, Inc.	3,189,795
93,600	Mistras Group, Inc.*	1,958,112
99,525	Mobile Mini, Inc.	2,786,700
132,750	SP Plus Corp.*	3,916,125
115,100	TriMas Corp.*	2,509,180
		22,049,667
	MATERIALS – 6.7%
36,225	Compass Minerals International, Inc.	2,323,834
138,350	Owens-Illinois, Inc.*	3,122,559
		5,446,393
	TECHNOLOGY – 23.7%
156,725	Bottomline Technologies, Inc.*	3,919,692
32,350	EPAM Systems, Inc.*	2,713,518
175,450	Knowles Corp.*	3,005,459
52,720	Synopsys, Inc.*	3,947,146
49,950	Total System Services, Inc.	2,974,523
69,950	Verint Systems, Inc.*	2,874,945
		19,435,283
	TOTAL COMMON STOCKS (Cost $67,718,285)	76,817,433

Bernzott U.S. Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 6.5%
$5,324,348	UMB Money Market Fiduciary, 0.01%[1]	$5,324,348

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,324,348)	5,324,348

	TOTAL INVESTMENTS – 100.3% (Cost $73,042,633)	82,141,781
	Liabilities in Excess of Other Assets – (0.3)%	(268,577)

	TOTAL NET ASSETS – 100.0%	$81,873,204

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of May 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	26.9%
Technology	23.7%
Consumer Discretionary	18.4%
Health Care	15.6%
Materials	6.7%
Financials	2.5%
Total Common Stocks	93.8%
Short-Term Investments	6.5%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2017

Assets:
Investments, at value (cost $73,042,633)	$82,141,781
Receivables:
Fund shares sold	259,915
Dividends and interest	28,845
Prepaid expenses	8,258
Total assets	82,438,799

Liabilities:
Fund shares redeemed	6,516
Payables:
Investment securities purchased	473,142
Advisory fees	41,572
Auditing fees	17,730
Fund administration fees	7,059
Fund accounting fees	4,756
Transfer agent fees and expenses	4,258
Shareholder reporting fees	2,542
Legal fees	2,441
Custody fees	893
Trustees' fees and expenses	890
Accrued other expenses	3,796
Total liabilities	565,595

Net Assets	$81,873,204

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$71,870,562
Accumulated net investment income	81,007
Accumulated net realized gain on investments	822,487
Net unrealized appreciation on investments	9,099,148
Net Assets	$81,873,204

Shares of beneficial interest issued and outstanding	5,981,587
Offering and redemption price per share	$13.69

See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2017

Investment Income:
Dividends	$737,319
Interest	368
Total investment income	737,687

Expenses:
Advisory fees	471,781
Fund administration fees	60,953
Transfer agent fees and expenses	41,306
Fund accounting fees	40,683
Registration fees	21,408
Legal fees	17,835
Auditing fees	17,574
Custody fees	13,397
Chief Compliance Officer fees	13,076
Trustees' fees and expenses	6,723
Miscellaneous	6,445
Shareholder reporting fees	6,144
Insurance fees	1,299
Total expenses	718,624
Advisory fees waived	(158,559)
Net expenses	560,065
Net investment income	177,622

Realized and Unrealized Gain on Investments:
Net realized gain on investments	902,234
Net change in unrealized appreciation/depreciation on investments	8,176,120
Net realized and unrealized gain on investments	9,078,354

Net Increase in Net Assets from Operations	$9,255,976
See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$177,622	$175,749
Net realized gain on investments	902,234	586,458
Net change in unrealized appreciation/depreciation on investments	8,176,120	(1,605,207)
Net increase (decrease) in net assets resulting from operations	9,255,976	(843,000)

Distributions to shareholders:
From net investment income	(242,503)	(37,238)
From net realized gains	(481,609)	(1,101,081)
Total distributions to shareholders	(724,112)	(1,138,319)

Capital Transactions:
Proceeds from shares sold	50,302,015	13,164,400
Reinvestment of distributions	686,180	1,089,189
Cost of shares redeemed[1]	(11,605,640)	(4,173,900)
Net increase in net assets from capital transacations	39,382,555	10,079,689

Total increase in net assets	47,914,419	8,098,370

Net Assets:
Beginning of period	33,958,785	25,860,415
End of period	$81,873,204	$33,958,785

Accumulated net investment income	$81,007	$145,854

Capital Share Transactions:
Shares sold	3,953,228	1,148,978
Shares reinvested	55,248	93,172
Shares redeemed	(893,598)	(360,725)
Net increase in capital share transactions	3,114,878	881,425

[1]	Net of redemption fee proceeds of $17,289 and $236, respectively.
See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended May 31,								For the Period September 11, 2012* through May 31, 2013
	2017		2016		2015		2014
Net asset value, beginning of period	$11.85		$13.03		$13.08		$11.95		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.04		0.07		0.04		0.03		(0.01)
Net realized and unrealized gain (loss) on investments	1.97		(0.81)		1.50		1.39		1.96
Total from investment operations	2.01		(0.74)		1.54		1.42		1.95

Less Distributions:
From net investment income	(0.06)		(0.01)		(0.05)		(0.02)		-
From net realized gain	(0.11)		(0.43)		(1.54)		(0.27)		-
Total distributions	(0.17)		(0.44)		(1.59)		(0.29)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$13.69		$11.85		$13.03		$13.08		$11.95

Total return[3]	17.07%		(5.63%)		12.43%		11.91%		19.50%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$81,873		$33,959		$25,860		$18,467		$19,589

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.22%		1.52%		1.80%		1.72%		3.27%	[5]
After fees waived and expenses absorbed	0.95%		0.95%		0.95%		0.95%		0.95%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.03%		0.02%		(0.56%)		(0.53%)		(2.49%)	[5]
After fees waived and expenses absorbed	0.30%		0.59%		0.29%		0.24%		(0.17%)	[5]
Portfolio turnover rate	38%		27%		34%		49%		8%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
See accompanying Notes to Financial Statements.

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2017

Note 1 – Organization
Bernzott U.S. Small Cap Value Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Manager Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide capital appreciation. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on September 11, 2012.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended May 31, 2014-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Bernzott Capital Advisors (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.80% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended May 31, 2017, the Advisor waived a portion of its advisory fees totaling $158,559. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. At May 31, 2017, the amount of these potentially recoverable expenses was $510,588. The Advisor may recapture all or a portion of this amount no later than May 31, of the years stated below:

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

2018	$181,733
2019	170,296
2020	158,559
Total	$510,588

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended May 31, 2017, the Fund’s allocated fees accrued for non-interested Trustees are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2017 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$73,628,492

Gross unrealized appreciation	$11,290,977
Gross unrealized depreciation	(2,777,688)

Net unrealized appreciation on investments	$8,513,289

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (34)	$ 34	$ -

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

As of May 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$818,725
Undistributed long-term capital gains	670,628
Distributable earnings	1,489,353

Accumulated capital and other losses	-
Unrealized appreciation on investments	8,513,289
Total accumulated earnings	$10,002,642

The tax character of the distribution paid during the fiscal years ended May 31, 2017, and May 31, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary income	$242,503	$107,575
Net long-term capital gains	481,609	1,030,744
Total distributions paid	$724,112	$1,138,319

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended May 31, 2017 and the year ended May 31, 2016, the Fund received $17,289 and $236, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended May 31, 2017, purchases and sales of investments, excluding short-term investments, were $55,924,633 and $20,906,911, respectively.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$76,817,433	$-	$-	$76,817,433
Short-Term Investments	5,324,348	-	-	5,324,348
Total Investments	$82,141,781	$-	$-	$82,141,781

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 9 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Bernzott U.S. Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Note 10 – New Accounting Pronouncement
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust and
The Shareholders of Bernzott U.S Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities of the Bernzott U.S. Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 11, 2012 (commencement of operations) to May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bernzott U.S. Small Cap Value Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period September 11, 2012 to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 28, 2017

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

Qualified Dividend Income
For the year ended May 31, 2017, 80.51% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended May 31, 2017, 80.57% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation
For the year ended May 31, 2017, the Fund designates $481,609 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 998-9880. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on December 5-7, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Bernzott Capital Advisors (the “Investment Advisor”) with respect to the Bernzott U.S. Small Cap Value Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Russell 2000 Value Index, the Russell 2500 Value Index, and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Small Blend fund universe (the “Fund Universe”) for the one- and three-year periods ended September 30, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the three-year period was above the Peer Group median return, but below the Fund Universe median return, the Russell 2000 Value Index return, and the Russell 2500 Value Index return by 0.11%, 0.95%, and 2.23%, respectively. The total return for the Fund for the one-year period was below the Peer Group median return, the Fund Universe median return, the Russell 2500 Value Index return, and the Russell 2000 Value Index return by 1.20%, 1.44%, 6.54%, and 7.67%, respectively. The Board noted the Investment Advisor’s explanation that when low-quality companies perform well, the Investment Advisor expects the Fund to underperform, and that the most significant driver of the Fund’s year-to-date underperformance was a lack of exposure to the bond-proxy sectors, including REITs, utilities, consumer staples, and telecommunications, which accounted for a large portion of the benchmark return. The Board also considered Morningstar’s observation that all funds in the Peer Group underperformed relative to the Fund’s benchmark for the one-year period, and that those funds’ high concentration can result in such underperformance. The Board also noted that the Fund had low volatility of returns, as indicated by its standard deviation over the three-year period.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Bernzott U.S. Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) and the annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians. The Board noted that the Fund’s advisory fee was lower than the Investment Advisor’s advisory fee schedules for private client and institutional separate accounts.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended September 30, 2016. The Board noted that the Investment Advisor had waived a significant portion of its advisory fee, and determined that the Investment Advisor’s profit level was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than the receipt of its investment advisory fee), including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Bernzott U.S. Small Cap Value Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 to May 31, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expense Paid During Period 12/1/16 – 5/31/17*
Actual Performance	$1,000.00	$1,086.40	$4.94
Hypothetical (5% annual return before expenses)	1,000.00	1,020.20	4.78

*
Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bernzott U.S. Small Cap Value Fund
A series of Investment Managers Series Trust

Investment Advisor
Bernzott Capital Advisors
888 West Ventura Blvd., Suite B
Camarillo, California 93010

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Bernzott U.S. Small Cap Value Fund	BSCVX	461418 220

Privacy Principles of the Bernzott U.S. Small Cap Value Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Bernzott U.S. Small Cap Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 998-9880, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 998-9880, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 998-9880. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (877) 998-9880 or contact your financial institution. The Trust will be sending you individual copies thirty days after receiving your request.

Bernzott U.S. Small Cap Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 998-9880

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-998-9880.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2017	FYE 5/31/2016
Audit Fees	$14,950	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2017	FYE 5/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2017	FYE 5/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/9/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/9/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/9/2017